AMENDMENT TO SALE & PURCHASE AGREEMENT DATED OCTOBER 4, 2002, MADE BETWEEN AVANI INTERNATIONAL GROUP INC. AND AVANI OXYGEN WATER CORPORATION (called “VENDOR”) AND AVANI O2 WATER SDN. BHD. (called “PURCHASER”).

Reference is hereby made to that certain Sale & Purchase Agreement dated October 4, 2002 by and between AVANI INTERNATIONAL GROUP INC. AND AVANI OXYGEN WATER CORPORATION (called “VENDOR”) AND AVANI O2 WATER SDN. BHD. (called “PURCHASER”) (the “Agreement”).

The parties hereto desire to amend, modify, and change the Agreement as follows:

1.	In paragraph 5( c ) of the Agreement, the Purchaser will receive the production equipment in good working condition with warranty for the period of six months from the Completion Date; in the event of any problem except normal wear and tear, Vendor will be responsible for fixing it. The clause is revised as follows:

“5 ( c ) from and after the date of this Sale & Purchase Agreement , the Vendor will carry on its business within the Building in the ordinary course, and will cause the Equipment to be properly kept, repaired, maintained and insured at the Vendor’s cost and expense so that on the Completion Date, the Purchaser will acquire the Building in substantially the same condition and state of repair as of the date of this Sale & Purchase Agreement and the Purchaser will acquire the production equipment in good working condition for the period of 6 months upon the Completion Date (the “warranty period”); in the event of any problem except normal wear and tear within the warranty period, the Vendor will be fully responsible to fix for the Purchaser.”

2.

In paragraph 22 of the Agreement, the prices and sizes of Avani Bottled Water are revised. The amended clause is as follows:

“22. PRICES OF AVANI BOTTLED WATER

Before the completion of the payment of the last installment, the Purchaser agrees to buy Avani Bottled Water in the following prices:

Size	CIF Port Kelang, Malaysia

355ml	US$0.263/Bottle

1.5L	US$0.88/Bottle”

Inclusive of the amendments, modifications, and changes stated herein, the parties do hereby confirm that the Agreement is binding and in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be effective as of February 20, 2003.

Signed, Sealed and Delivered by
AVANI INTERNATIONAL GROUP INC.
in the presence of:	AVANI INTERNATIONAL GROUP INC.

/s/ Richard Ong	Per: /s/Sui Fong Lam
Witness
#328-17 Fawcett Road, Coquitlam,
B.C. V3K 6V2 Canada
Address

Signed, Sealed and Delivered by
AVANI OXYGEN WATER CORPORATION
in the presence of:	AVANI OXYGEN WATER CORPORATION.

_______________________	Per: /s/ Chin Yen Ong
Witness
Ground 1st Fl., Bangunan BKA,
Lot 10, Jalan Astaka U8/84,
Seksyen U8, 40150 Shah Alam,
Selangor Darul Ehsan, Malaysia
Address

Signed, Sealed and Delivered by
AVANI O2 WATER SDN. BHD.
in the presence of:	AVANI O2 WATER SDN. BHD.

_______________________	Per: ____________________
Witness
_______________________
Address